Exhibit 10.1

                              CONVERSION AGREEMENT

     THIS CONVERSION AGREEMENT is made and entered into as of January 6, 2007 (this "Agreement"), by and between Superior Galleries, Inc., a Delaware corporation (f/k/a Tangible Asset Galleries, Inc., a Nevada corporation) (the "Company"), and Stanford International Bank Ltd., a corporation organized under the laws of Antigua and Barbuda (together with its successors, "SIBL"). Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in that certain Amended and Restated Agreement and Plan of Merger and Reorganization, made and entered into as of the date hereof (the "Merger Agreement"), by and among the Company, DGSE Companies, Inc., a Nevada corporation ("Parent"), DGSE Merger Corp., a Nevada corporation ("Merger Sub"), and SIBL, as stockholder agent.

                                 R E C I T A L S
                                 ---------------

     WHEREAS, the respective Boards of Directors of Parent, Merger Sub and the Company have approved and declared advisable the Merger Agreement and the merger of Merger Sub with and into the Company (the "Merger"), with the Company being the surviving corporation, upon the terms and subject to the conditions of the Merger Agreement;

     WHEREAS, in the Merger, one hundred percent (100%) of the issued and outstanding shares of capital stock of the Company will be converted into the right to receive shares of Common Stock of Parent (as set forth in Article III of the Merger Agreement), on the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and Chapters 78 and 92A of Title 7 of the Nevada Revised Statutes (the "NPCA");

     WHEREAS, SIBL is the holder of the following shares (collectively, the "Preferred Shares") of the preferred stock of the Company: (i) 3,000,000 shares of the Series B $1.00 Convertible Preferred Stock; (ii) 2,000,000 shares of the Series D $1.00 Convertible Preferred Stock; and (iii) 2,500,000 shares of the Series E $1.00 Convertible Preferred Stock; and

     WHEREAS, SIBL desires to induce Parent and Merger Sub to enter into the Merger Agreement and to consummate the Merger by converting all of the Preferred Shares into 3,600,806 shares (the "Common Shares") of the common stock, par value $0.001 of the Company, effective on the date hereof (the "Conversion Time"), all in accordance with the terms and subject to the conditions set forth herein.

                                A G R E E M E N T
                                -----------------

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto (collectively, the "Parties"), intending to be legally bound, hereby agree as follows:

     1. Conversion of Preferred Stock. SIBL and the Company hereby agree, subject to the issuance of the Common Shares as provided in Section 2 and the tendering by SIBL of all stock certificates evidencing the Preferred Shares to the Company, to convert the Preferred Shares into the Common Shares at the Conversion Time, simultaneously with, and conditioned upon, the issuance of the Common Shares. Upon the issuance of the Common Shares to SIBL, the Preferred Shares shall automatically be cancelled and retired and shall cease to exist, and the holder of any stock certificate that, immediately prior to the Conversion Time, represented issued and outstanding Preferred Shares shall cease to have any rights with respect thereto, including any claims for any default occurring or other liability arising prior to the Conversion Time, except the right to receive, upon the surrender of such certificates, the certificates for the Common Shares contemplated by Section 2.

     2. Issuance of Shares. At the Conversion Time and simultaneously with the conversions contemplated by Section 1, and subject to the surrender of the stock certificates evidencing the Preferred Shares, the Company shall issue to SIBL the Common Shares in exchange for the cancellation of the Preferred Shares. All Common Shares issued and paid upon conversion of the Preferred Shares in accordance with the terms hereof shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to the Preferred Shares.

     3. Waiver and Termination of Certain Rights.

         (a) SIBL hereby irrevocably waives all rights that it may have pursuant to any shares of preferred stock of the Company, and any agreement with the Company relating thereto, including any securities purchase agreement, registration rights agreement, shareholders agreement or otherwise, whether or not such agreement is referenced herein, to acquire any Equity Interest in the Company, other than as is to be issued to SIBL hereunder. Without limitation of the generality of the foregoing, SIBL hereby irrevocably waives all of its preemptive rights, participation rights, rights of co-sale or first refusal, registration rights, or any other similar rights that SIBL may have pursuant to any Preferred Shares or any such agreements, which rights (if any) shall, at such time, hereby be forever terminated (for avoidance of doubt, the forgoing waiver shall not apply to any Related Agreement, including the Registration Rights Agreement being entered into in connection with the Transactions).

         (b) SIBL hereby irrevocably waives all anti-dilution, conversion rate adjustment, conversion price adjustment, share coverage adjustment or similar rights it may have pursuant to the Preferred Shares, or any other Commitments of the Company which it or he may have in connection with (i) the exchanges of shares, conversions of debt, or issuances of warrants contemplated hereby or by the Merger Agreement, or (ii) the issuance of shares or assumptions of options or warrants contemplated by Article III of the Merger Agreement.

         (c) For avoidance of doubt, nothing in this Agreement shall impair SIBL's rights and remedies as a lender to the Company or its right to receive the A Warrants and B Warrants pursuant to the Merger Agreement.

     4. Representations and Warranties. SIBL represents and warrants to the Company as follows:

         (a) Investment Purpose. SIBL is acquiring the Common Shares issuable upon the conversion of the Preferred Shares (collectively, the "Securities") for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act.

         (b) Accredited Investor Status. SIBL is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and it has not been formed solely for the purpose of acquiring the Securities.

         (c) Reliance on Exemptions. SIBL understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the Securities Act and state securities laws and that the Company is relying in part upon the truth and accuracy of, and SIBL's compliance with, the representations, warranties, agreements, acknowledgments and understandings of SIBL set forth herein in order to determine the availability of such exemptions and the eligibility of SIBL to acquire the Securities.

         (d) Transfer or Resale. SIBL understands that the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned, pledged, hypothecated or transferred unless (A) subsequently registered thereunder, (B) SIBL shall have delivered to the Company an opinion of counsel, in a form reasonably satisfactory to the Company, to the effect that such Securities may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) SIBL provides the Company with such documents and certificates as the Company may reasonably request to demonstrate to its satisfaction that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act (or a successor rule thereto).

         (e) No General Solicitation. SIBL is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding any Securities published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

         (f) Adequate Information. SIBL is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire the Securities.

         (g) Sophistication and Experience. SIBL, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities and has so evaluated the merits and risks of such investment.

         (h) Ability to Bear Risk. SIBL is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

         (i) Relationship. SIBL either has a preexisting personal or business relationship with the Company or any of its officers, directors or controlling persons, or by reason of its business or financial experience or the business or financial experience of its professional advisers who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, has the capacity to protect its own interests in connection with the conversion of the Preferred Shares and the acquisition of the Securities.

         (j) Legend. SIBL understands that the stock certificates representing the Common Shares shall bear a restrictive legend in substantially the following form (or another legend substantially in such form as the transfer agent for the Company may from time to time use generally on certificates evidencing restricted securities of the Company):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR AN OPINION OF COUNSEL, IN A FORM REASONABLY SATISFACTORY TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

     5. Governing Law; Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Texas applicable to contracts negotiated, executed and to be performed entirely within such State. All suits, actions or proceedings arising out of, or in connection with, this Agreement or the transactions contemplated by this Agreement shall be brought in any federal or state court of competent subject matter jurisdiction sitting in Dallas County, Texas.

     6. Construction. The rules of construction specified in Section 1.3 (Construction) of the Merger Agreement are hereby incorporated by reference herein and shall apply to this Agreement mutatis mutandis, as if expressly set forth herein.

     7. Titles and Headings. The section and paragraph titles and headings contained herein are inserted purely as a matter of convenience and for ease of reference and shall be disregarded for all other purposes, including the construction, interpretation or enforcement of this Agreement or any of its terms or provisions.

     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the Parties actually executing such counterparts, and all of which together shall constitute one instrument.

     9. Facsimile Execution. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties, and an executed copy of this Agreement may be delivered by one or more Parties by facsimile, email or similar electronic or digital transmission pursuant to which the signature of or on behalf of such Party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

     10. Entire Agreement. This Agreement and the Merger Agreement constitute the entire agreement among the Parties with respect to the subject matter hereof.

     11. Notices. All notices, requests, instructions or other documents to be given or delivered under this Agreement shall be given in the manner, with the effect and to the address, email address or fax number to be used for such Party as provided in Section 10.1 of the Merger Agreement.

     12. Amendment; Waiver. This Agreement and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Party against which enforcement of the same is sought and by Parent. This Agreement may be amended only by a writing executed by all Parties and by Parent.

     13. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and permitted assigns.

     14. Specific Performance; Injunctive Relief. Each of the Parties acknowledges and agrees that any breach or non-performance of, or default under, any of the terms and provisions hereof would cause substantial and irreparable damage to the other parties hereto, and that money damages would be an inadequate remedy therefor. Accordingly, each of the Parties agrees that each of them shall be entitled to seek equitable relief, including specific performance and injunctive relief, in the event of any such breach, non-performance or default in any Action instituted in any court of the United States or any state having competent jurisdiction, or before any arbitrator, in addition to any other remedy to which such Party may be entitled, at law or in equity.

     15. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a court, tribunal or other governmental body, arbitrator or mediator not to be enforceable in accordance with its terms, the Parties agree that such governmental body, arbitrator or mediator making such determination shall have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and to delete specific words or phrases, and in its reduced form, such provision shall then be enforceable and shall be enforced.

     16. Further Assurances. At any time, and from time to time, after the effective date, each Party will execute such additional instruments and take such action as may be reasonably requested by any other Party to confirm or perfect title to any property interests transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

     17. Third-Party Beneficiaries. This Agreement is made solely for the benefit of the Parties and Parent, and their respective permitted successors and assigns, and no other Person shall have or acquire any right or remedy by virtue hereof except as otherwise expressly provided herein.

     18. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties. Each of the Parties hereby acknowledges, represents and warrants that (i) it has read and fully understood this Agreement and the implications and consequences thereof; (ii) it has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or it has made a voluntary and informed decision to decline to seek such counsel; and (iii) it is fully aware of the legal and binding effect of this Agreement.

         [ THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                                SUPERIOR GALLERIES, INC.


                                                By: /s/ Silvano DiGenova
                                                   -----------------------------
                                                   Silvano DiGenova
                                                   Chief Executive Officer


                                                STANFORD INTERNATIONAL BANK LTD.


                                                By: /s/ James M. Davis
                                                   -----------------------------
                                                   James M. Davis
                                                   Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED:


DGSE COMPANIES, INC.


By: /s/ Dr. L.S. Smith
   ------------------------------------
   Dr. L.S. Smith
   Chairman and Chief Executive Officer